UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2005

Commission File Number: 0-22325

INFORMATION ARCHITECTS CORPORATION
(Exact name of registrant as specified in its chapter)

NORTH CAROLINA	87-0399301
(State or other jurisdiction of incorporation)	IRS Employer Identification No.)

6500 SW 15th Ave, Suite 300, Ft. Lauderdale, FL 33309
(Address of principal executive offices) (Zip Code)

(954) 545-8181
(Registrant’s telephone number, including area code)

1541 N. Dale Mabry Highway, Suite 201
Lutz, FL 33558
(Former name or former address, if changed since last report)

Item 4.02 Non Reliance on Previously Issued Financial Statements Or ARelated
Audit Report or Completed Interim Review.

        The Registrant previously received notice from its former independent auditors that reflects that it is their position that their audit of the Registrant’s financial statements for the year ended December 31, 2003 was not completed by their firm and as a result, the Registrant had no consent to file an audit report or related financial statements as audited financial statements, as a part of the Registrant’s Form 10-KSB and Forms 10-KSB/A for the year ended December 31, 2003.

        By letter dated October 19, 2004, the Registrant received written notice from Russell & Atkins, PLC, independent auditors, advising the Registrant that that firm did not complete an audit of our financial statements for the year ended December 31, 2003, nor did that firm consent to the inclusion of an audit report or any related financial statements with any reports filed with the Commission as required by the Securities Exchange Act of 1934. The notice given to the Registrant by Russell & Atkins, PLC discloses that they were never engaged to perform an audit, which is inconsistent with the Registrant’s understanding.

        As a result of the receipt of the above-referenced notice, the board of directors of the Registrant has re-engaged the services of Jaspers & Hall, PC to conduct an audit of our financial statements for the period ended December 31, 2003 and the board has determined that until Jasper and Hall, PC completes the audit of our financial statements for that period and consents to the filing of their audit report for that period and a Form 10-KSB/A is filed with the Commission that includes a validly issued auditor’s report with accompanying audited financial statements, that the financial statements of the Registrant for the period ended December 31, 2003 should not be relied upon.

        On January 20, 2005, the Registrant also received notice from Michael B. Johnson & Co., LLC an independent auditing firm, that reflects that it is that firm’s position that said firm did not consent to the filing of an audit report covering the Registrant’s financial statements for the year ended December 31, 2003, nor did that firm complete an audit of the Registrant’s financial statements for that same period. That notice also requested the Registrant to withdraw any references to said firm name in the Registrant’s Form 10-KSB/A filed with the Commission on January 4, 2005.

        Up until receipt of the notice from Michael B. Johnson & Co., LLC, the Registrant was under the impression that the financial statements of the Registrant for the year ended December 31, 2003 were being audited by the independent auditing firm of Jaspers & Hall, P.C. as substitute auditors for Russell & Atkins, PLC, pursuant to a written audit engagement entered into with that firm by the Registrant on November 30, 2004. The Registrant had been informed that the audit report for the year ended December 31, 2003 was to be issued by Michael B. Johnson & Co., LLC, due to an impending merger between the two auditing firms named above. The Registrant was under the further impression that it had the consent of Jaspers & Hall, P.C., and in turn, Michael B. Johnson & Co., LLC, to file the Form 10-KSB/A and related audit report on January 4, 2005. The Registrant is now relying on the Jaspers & Hall PC audit engagement to complete the December 31, 2003 audit of our financial statements for the period then ended and to issue their audit report accordingly.

        The board of directors of the Registrant has not directly discussed the disclosures made in this Form 8-K with the auditing firms named above, but did have discussions with said auditing firms at the time the Registrant received the notices referenced above. The Registrant has also provided copies of this Form 8-K to all of the independent auditing firms referenced herein.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

Date: February 18, 2005	Information Architects Corporation BY: /S/ William Overhulser —————————————— William Overhulser COO